MATINAS

BIOPHARMA



Corporate Presentation
September 2021

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Matinas is a True Platform Drug Delivery Company – Lipid Nanocrystals (LNCs)

LNCs Enable a Paradigm Shift in Intracellular Drug Delivery



FLEXIBLE ADMINISTRATION

- **Oral**
- Intramuscular
- Intravenous
- Inhalation



PHYSIOLOGICALLY TARGETS ACTIVATED CELLS

- Comprised of ***phosphatidylserine (PS) and calcium*** (critical components of natural cellular fusion)
- ***Targets "activated cells"***, including macrophages, dendritic cells, tumor cells, injured/infected cells and apoptotic cells
- Enters activated cells through ***non-destructive*** membrane fusion, phagocytosis or endocytosis facilitated by PS receptors
- ***No immunogenicity*** or adverse immune response
- ***Reduced toxicity*** associated with delivery of drugs/molecules
- ***Flexibility*** to deliver a broad range of molecules (e.g., small molecules, nucleic acids (e.g., mRNA,siRNA, DNA), proteins) and vaccines
- Demonstrated ability to ***cross blood-brain barrier*** in animal models and in patients (EnACT study of MAT2203)
- ***Validated*** in multiple clinical and pre-clinical studies

MATINAS BIOPHARMA

LNC Program Highlights

MAT2203 (oral amphotericin B)

1

- Lead LNC program in Phase 2 for treatment of Cryptococcal Meningitis (CM), a deadly invasive fungal infection
- **ACHIEVED** **all** primary and key secondary endpoints through Cohort 2 of EnACT
- Unanimous DSMB approval to proceed to Cohort 3; enrollment underway
- Positioned for FDA meeting to review data supportive of potential early approval as step-down therapy

MAT2501 (oral amikacin)

2

- First oral aminoglycoside used to treat chronic and acute bacterial infections
- Pursuing initial indication in treatment of Non-Tuberculous Mycobacterial Disease
- Program supported with $3.75M grant from the Cystic Fibrosis Foundation
- Schedule to commence Phase 1 single ascending dose (SAD) safety study in healthy volunteers in October 2021

LNC Platform Collaborations

3

- Genentech – 3 compounds, including antisense oligonucleotides (ASOs)
- NIH/Gilead – oral Remdesivir
- In discussions for potential delivery of vaccines, mRNA, gene therapy

Lipid Nanocrystal (LNC) Platform

Targeted, Well-Tolerated Intracellular Delivery

The Current Landscape of Intracellular Drug Delivery

Contents to be delivered		Targets	Therapeutic areas
Small molecules: ▪ Antibiotic ▪ Antifungal ▪ Antiviral ▪ Anti-tumor ▪ Anti-inflammatory	Gene therapy: ▪ Oligonucleotides ▪ DNA ▪ mRNA ▪ siRNA ▪ CRISPR/Cas-9	▪ Infected cells ▪ Macrophages ▪ Injured cells ▪ Tumor cells ▪ Bone marrow cells ▪ Monocytes ▪ Dendritic cells	▪ Infectious disease ▪ Anti-inflammatory Rx ▪ Oncology ▪ Vaccines ▪ Gene therapy

Current Options

- Liposomes
- LNPs
- Viral vectors

Future Needs

- Growing complexity of drugs to be delivered
- Need to deliver much larger molecules (mRNA-protein complexes, CRISPR)
- Need improved delivery efficiency (LNPs with only 1-2% endosomal escape)
- Need to improve toxicity/immunogenicity of AAV and LNPs
- Need more stable formulations (avoid -80°C storage)
- Emerging importance of cell-mediated immunity (vaccines, immune enhancers)
- Need improved delivery to active sites of infection (lung, brain)

LNCs Fuse Together with Phosphatidylserine (PS) and Calcium and Then Fuse Directly with Cell Membranes

LNCs are *made* by calcium-induced fusion of PS liposomes into lipid bilayer sheets and exposing them to Ca^{++}



A
Ca++
H2O
FUSION
B
Ca++
H2O
Drug

LNCs are, in essence, intermediates in membrane fusion

Fusion of Cell Membranes
(endosomes, exosomes, vesicles, viruses)



Membrane contact
Outer leaflet lipid mixing to form semi-fused state
Inner leaflet lipid mixing and final pore formation

Roy SM *et al.* ***Journal of Lipids*** 2011
doi:10.1155/2011/528784

Bilayer lipid composition, tethering proteins and Ca^{++} are all important in initiating and propagating fusion

MATINAS BIOPHARMA

LNCs Work Because of PS – A Key Component of LNCs AND Cell Membranes


Phosphatidylserine


Normally, PS is confined to the inner layer
[Cytosol]
With "activation" PS moves from the inner layer to the outer layer
Cell Membrane
Inner layer (cytosolic)
Outer layer
PS
PS
PS on the outer layer is an "eat-me" signal for phagocytic cells (i.e., macrophages)

- PS is an integral part of cell membranes, normally localized to the inner part of the bilayer by active cellular processes
- When cells become "activated", those normal processes keeping PS on the inner layer no longer work, and PS moves to the outer layer
- PS on the outer layer is how activated cells are identified (apoptosis)

Role of PS and PS Receptors in the Uptake of LNCs into Cells

Phagocytosis

Initiated by binding of PS to PS receptors


Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

Macrophages readily engulf LNCs and their cargo into vesicles (endosomes).

Intracellular delivery via phagocytosis, fusion, or BOTH

- **Bone marrow-derived hematopoietic cells**
  (Macrophages, dendritic cells, natural killer (NK) cells)
- **Infected Cells**
- **Injured Cells**
- **Tumor Cells**
- **Astrocytes and microglial cells (CNS macrophages)**
- **Specialized epithelial cells that participate in efferocytosis**
  - **Retinal epithelial cells**
  - **Alveolar lung epithelial cells**
  - **Mammary epithelial cells**
- **Actively dividing cells**

Fusion

Initiated by expression of PS on the surface of cells


Nanocochleate
Nanocochleates
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane
Cell

LNCs can fuse with cell membranes and deliver cargo molecules directly to the cytoplasm

❖ LNCs achieve effective intracellular delivery through **BOTH** phagocytosis and fusion.

❖ ***LNCs are designed to mimic enveloped viruses***

❖ ***LNCs exponentially increase the chances for cellular uptake, without adverse immune responses***

MATINAS BIOPHARMA

LNCs Are Differentiated from Liposomes, LNPs and Viral Vectors

	Liposome	LNP	AAV (Viral Vector)	LNC
			Vector (adenovirus)	
Structure	• Aqueous interior surrounded by bilayer • Drug can be encapsulated in aqueous core or bilayer	• Ionizable lipid complexing with mRNA • Non-aqueous interior	• 26 nM Capsid housing <5 kb genome	• Natural components • Non-aqueous bilayer • Highly stable • Much longer shelf life
Formulation goal	• Reduce Toxicity • Improve Bioavailability • Prolong half-life	• Intracellular delivery (ASOs, siRNAs, mRNA)	• Mostly target liver • Minimize empty vectors	• Encapsulate water-soluble drugs • Control particle size • Further expand gene delivery • Significantly extend stability, shelf-life
Potential applications	• Hydrophilic and Lipophilic drugs	• mRNA, ASOs, siRNAs	• Gene therapy	• Large and small molecules • ASOs, mRNAs, siRNAs • Large nucleotides (up to 11 kB)
Challenges	• Leakage of encapsulated drug • Fusion • Limited shelf life	• Cationic lipid toxicity not suitable for chronic use • Anti-PEG allergic response • Very limited shelf stability • Cold-chain requirements	• Very high production cost • Viral genome integration • Package size < 4k BP • Re-treatment problematic • Immunogenicity	• Limited clinical experience to date

MATINAS BIOPHARMA



MAT2203

Oral Amphotericin B

MATINAS BIOPHARMA

Invasive Fungal Infections Represent an Urgent Growing Global Need



Global Invasive fungal infection market value projected in 2025
~$8B
Potential for significant Amphotericin B market expansion
Global Amphotericin B sales in 2018
~$800M

- Invasive fungal infections are an urgent and largely overlooked global problem due to increasing use of immunosuppressive therapies, and growing resistance to current anti-fungal therapies due to lack of recent innovation.
- Amphotericin B is the gold standard broad spectrum antifungal treatment but has inconvenient IV administration and significant toxicity that limit its use in prophylaxis and maintenance settings.
- Amphotericin B sales ~$800M globally despite toxicity with management of associated AE's accounting for up to 85% of cost of hospital stay.
- ***A safer and more convenient amphotericin B could be a game-changer in the fight against invasive fungal infections.***

MATINAS BIOPHARMA

MAT2203: A Novel Approach with a Proven Therapeutic Agent

MAT2203

- Oral amphotericin B formulation utilizing LNCs
- Proprietary formulation with robust intellectual property protection
- Potential to expand beyond treatment of CM to treatment of other invasive infections and prophylaxis
- Program supported by the National Institutes of Health (NIH)/NIAID

IMPROVED PROFILE

- LNC formulation enables oral administration, bioavailability and improved toxicity over IV amphotericin
- Efficient intracellular delivery to immune cells with delivery directly to infected tissues
- Demonstrated ability to cross the blood-brain barrier with an oral therapy

POTENTIAL CLINICAL IMPACT

- Potential to become the preferred antifungal agent for all invasive fungal infections ($8 billion+ market)
- Orphan Drug Designation + 4 Qualified Infectious Disease (QIDP) and Fast Track Designations
- Up to *12 years marketing exclusivity*, if approved

EnACT Study Design

Primary Endpoint: Early Fungicidal Activity (EFA) > 0.20



Induction
(2 weeks)
Early Consolidation
(4 weeks)
✓ Cohort 1
(n=10)
IV AMB
5 days
MAT2203
10 days (overlap 1 day)
MAT2203
4 weeks
✓ Cohort 2
(n=40)
IV AMB
2 days
MAT2203
13 days (overlap 1 day)
MAT2203
4 weeks
Cohort 3
(n=10)
MAT2203
5 days
IV AMB
10 days (overlap 1 day)
MAT2203
4 weeks
Cohort 4
(n=40)
MAT2203
2 weeks
MAT2203
4 weeks
Adjunctive Rx
(all cohorts)
5FC
Fluconazole

MAT2203 TREATMENT REGIMENS:

Cohort 1

- Induction: 2.0g/day
- Consolidation: 1.5g/day

Cohort 2

- Induction: 1.8g/day
- Consolidation: 1.2g/day

- *For each Cohort, a control group receives standard of care IV AMB +5FC (7 days), followed by 1200mg Fluconazole (7 days) for Induction and then only Fluconazole (800mg) for Early Consolidation*
- *Control arm present primarily to assess patient safety*
- *EnACT **not** powered to formally test comparisons with the control arm standard of care*

*IV AMB = intravenous amphotericin B

Key Elements of EnACT and Potential Indications

- Sequential cohort, gradually extending use of oral MAT2203, to assess safety and efficacy
- Strategic design, providing data to support up to **three potential indications**
- Rigorous safety monitoring; DSMB review after each cohort

1

Step-down induction treatment following initial administration of IV amphotericin

- Shorter, simpler induction treatment
- Opportunity for earlier patient discharge
- Lower risk of toxicity

Cohorts 1,2

2

Consolidation treatment after induction, out to 6 weeks with MAT2203

- Amphotericin currently cannot be used for extended periods due to toxicity
- Current SoC treatment with fluconazole has significant associated resistance and relapse

Cohorts 1-4

3

All-oral regimen for induction treatment

- Avoids all IV amphotericin-associated toxicity
- Avoids complex treatment pathway, prolonged hospitalization

Cohort 4

EnACT – Baseline and Demography Summary

- 71 total patients were randomized in Cohorts 1 and 2
  - Cohort 1 (MAT2203): 10 patients
  - Cohort 2 (MAT2203): 40 patients
  - SOC (combined): 21 patients

- Demographic and baseline characteristics were comparable across the treatment groups
  - First episode of CM for the majority of patients in the study
  - Quantitative Cerebral Spinal Fluid (CSF) cultures were similar at baseline

MATINAS BIOPHARMA

EnACT – Efficacy Endpoints and Analyses

- **Primary Endpoint**: **EFA** ($\log_{10}$ CFU/mL/day) at Day 14
  - Rate of CSF fungal clearance (log reduction)
  - Quantitative measure of antifungal activity of an induction treatment for CM
  - Early surrogate marker that predicts survival
- **Primary Endpoint Objective**: Demonstrate EFA for MAT2203 treated patients > 0.20
  - EFA > 0.20 - associated with lower mortality and improved clinical outcomes*
  - Achievements above this threshold are clinically meaningful, representing strong fungal clearance
- **Secondary Endpoints**
  - Sterilization of CSF cultures
  - Prevention of relapse (no breakthroughs)
  - Survival at 18 weeks

Clin Infect Dis. 2020;71(5):e45-49

MATINAS BIOPHARMA

EnACT – Efficacy Results for Cohort 2

Primary endpoint ACHIEVED: EFA for MAT2203 treated patients > 0.20

Key primary and secondary endpoints:

1) EFA:	0.38 $\log_{10}$ CFU/mL/day 95% confidence intervals (0.30 to 0.46)
2) Patients achieving sterile culture while on MAT2203	100%
3) Patients with relapse or breakthrough infections	None
4) Patient survival*	95%
5) Patients with MAT2203-related renal toxicity	None

* As of Sept 13th, 18-week survival data; no deaths were attributed to lack of effect of MAT2203

MATINAS BIOPHARMA

EnACT Cohort 2 – Summary of Overall Safety and Efficacy

Safety

- MAT2203 was safe and well-tolerated over **6 weeks** of treatment
  - No renal toxicity or electrolyte abnormalities
  - No other major safety signals
  - No treatment-limiting tolerability issues
- Majority of SAEs and AEs were events expected in this patient population
  - No discontinuations due to AEs
  - No MAT2203-related SAEs

Efficacy

- EFA for MAT2203 was **0.38** (95% CI 0.30 to 0.46), meeting the primary endpoint for the study
- Also met major clinical endpoints of interest:
  - All 39 MAT2203 patients completing induction achieved CSF sterility
  - Survival rates were **95%** in Cohort 2
- No breakthrough infections during MAT2203 treatment (10 weeks)

- ***EnACT Cohort 2 results highlight MAT2203's potential as early step-down oral regimen in CM treatment***
- ***No renal toxicity with longer-term treatment out to 6 weeks***
- ***First and only oral formulation of amphotericin B capable of delivering active drug across blood-brain barrier to a CNS site of infection***
- ***Sets stage for multiple, and potentially longer-term, treatment options and prophylaxis of invasive fungal infections (>$8 billion in 2025)***

EnACT Cohort 2 Results Provide Important Validation of LNC Platform Capabilities

- The EnACT Cohort 2 results are an important demonstration of how Matinas' LNC platform can provide meaningful clinical impact in a deadly disease
- They validate the use of the platform to overcome significant delivery challenges
  - Adding oral to IV delivery
  - Reducing treatment-limiting toxicity
  - True targeted intracellular delivery
  - Able to deliver therapy across the Blood-Brain Barrier
- These results illustrate how the use of LNC technology can potentially favorably impact established treatment paradigms for life-threatening diseases
- They provide <u>tangible proof</u> of the substantial capabilities of LNC platform delivery technology, and its enormous potential for broader application



MAT2501

Oral Amikacin

MATINAS BIOPHARMA

MAT2501: A Better Amikacin

MAT2501

- Oral, LNC formulation of the broad-spectrum antibiotic Amikacin
- Initial indication in treatment of non-tuberculous mycobacterial (NTM) infections
- QIDP and Orphan Designations potentially provide 12+ years of exclusivity upon approval
- Proprietary formulation with robust intellectual property protection
- Development to be accelerated with $3.75M Cystic Fibrosis Foundation grant

IMPROVED PROFILE

- LNC formulation enables oral administration and bioavailability
- Encouraging safety profile potentially eliminates oto- and nephro-toxicity
- Shown targeted delivery and efficacy in preclinical models of disseminated, pulmonary and biofilm NTM
- Activity against both Mycobacterium avium complex (MAC) and M. abscessus complex (MABC)

SIGNIFICANT UNMET NEED

- Potential to become the first oral aminoglycoside
- 80-90K US NTM patients; 40% refractory to treatment
- Potential use in acute, gram-negative infections
- Improvement over INSM's Arikayce® (inhaled amikacin)

MAT2501: NTM Program Overview



Non-Tuberculous Mycobacterial Disease

- NTM organisms, widely present in the environment, are a frequent cause of challenging pulmonary infections, especially in patients with pre-existing inflammatory lung diseases such as cystic fibrosis
- Approximately 40-60% of patients have infections that are macrolide-resistant, and cure rates in these macrolide-resistant patients can be as low as 40-60%
- IV amikacin carries significant concomitant risk of both oto- and nephro-toxicity
- Inhaled amikacin (Arikayce®) has similar side effects and presents a challenge for absorption in CF patients with excessive pulmonary mucus

Preliminary Development Timeline

- **2021** – Preclinical PK and Tox studies
- **October 2021** – Commence Human Single Ascending Dose Phase 1
- **Late 2022** – Begin Phase 2 Program in CF patients with NTM infections

MATINAS
BIOPHARMA

Potential Opportunities for Further Exploration

The LNC Platform has already demonstrated significant potential to move well beyond the current capabilities of LNPs and viral vectors in the following areas:

- Oligonucleotides - Efficient, non-toxic delivery
- mRNA - Enhanced stability (even at room temperature) and oral bioavailability
- siRNA – Enhanced efficacy of inhaled and IV LNCs
- Gene Therapy - High efficiency transfection, no toxicity, in-vivo expression
- Anti-viral Rx – Enhanced immune response to LNC-delivered proteins and ability to penetrate macrophages to where virus is hiding

MATINAS BIOPHARMA

Driving Opportunities for Value-Added Partnerships Built around the LNC Platform

Genentech
A Member of the Roche Group

NIH

GILEAD

CYSTIC FIBROSIS FOUNDATION®

Working with multiple strategic and research partners to expand potential successful applications of our LNC technology.

In 2019, we entered into a collaboration with Genentech/Roche to evaluate LNC delivery of up to three molecules, including antisense oligonucleotides.

In November 2020, announced $3.75 million award from the Cystic Fibrosis Foundation to support preclinical development of MAT2501, focused on treatment of nontuberculous mycobacterial (NTM) lung disease, including infections in patients with CF.

In December 2020, we announced a collaboration with the National Institute of Allergy & Infectious Disease (NIAID) to evaluate oral formulations of Gilead's antiviral drug remdesivir, used in the fight against COVID-19.

- ***In vitro studies of lipid nanocrystal (LNC) formulations of Gilead Sciences' remdesivir demonstrate meaningful efficacy compared to free remdesivir, with a favorable toxicity profile; National Institute of Allergy and Infectious Diseases (NIAID) preparing to initiate an in vivo efficacy study of LNC-remdesivir in Q3 2021.***

Expanding LNC Intellectual Property Portfolio

24

ISSUED PATENTS
EXTEND TO AT LEAST 2033

16 Patents Issued Within Last 4 Years

38

PENDING PATENT APPLICATIONS ACROSS PLATFORM

Additional IP to be developed as clinical development plan progresses.

Regulatory Exclusivities

MAT2203 and MAT2501 both have QIDP and Orphan Designations Potentially Entitling Each Product to 12+ Years of Exclusivity

MATINAS BIOPHARMA

LYPDISO™ - Representing the Next Generation in RX Omega-3

Product Profile

- Proprietary formulation of omega-3 fatty acids comprising primarily EPA and DPA in a free fatty acid molecular form to optimize bioavailability
- Specifically designed to optimize treatment of dyslipidemia and severe hypertriglyceridemia with enhanced bioavailability driving omega-3 levels
- EPA + DPA drive enhanced lipid lowering potency without raising LDL
- EPA levels are directly associated with cardio protective benefits showing improved outcomes in REDUCE-IT trial
- Clear differentiation from currently approved prescription omega-3 products, supported by strong barriers to entry
- **Process underway to identify a partner for further development and commercialization**

ENHANCE-IT Results (Head-to-Head Crossover study vs. Vascepa®)

- Plasma EPA concentrations were significantly higher with LYPDISO™, (46% relative percent increase change from baseline EPA level vs. Vascepa®)
- Levels of EPA have been directly correlated with improvements in cardiovascular outcomes (Vascepa® in REDUCE-IT)
- The ENHANCE-IT data indicate potential for superior cardioprotection with LYPDISO™ vs. Vascepa®
- Analysis of the Per Protocol (PP) Population demonstrated statistically significant improvement and superiority vs. Vascepa® in TGs, Total Cholesterol, and VLDL
- There were also significant reductions in hs-CRP with LYPDISO™ compared with Vascepa®, suggesting potential superior anti-inflammatory impact of LYPDISO™ (with additional potential cardiovascular and anti-inflammatory implications)
- The ENHANCE-IT data support the pursuit of a cardiovascular outcomes indication for LYPDISO™
- There were no serious adverse events reported and no dropouts related to study drug adverse events

Executive Officers and Board of Directors

EXECUTIVE OFFICERS

Jerome D. Jabbour
Co-Founder, Chief Executive Officer

James J. Ferguson III, M.D., FACC, FAHA
Chief Medical Officer

Theresa Matkovits, Ph.D.
Chief Development Officer

Keith A. Kucinski, CPA, MBA
Chief Financial Officer

Raphael J. Mannino, Ph.D.
Chief Scientific Officer

Hui Liu, Ph.D., MBA
Chief Technology Officer

BOARD OF DIRECTORS

Herbert Conrad
Chairman of the Board

Patrick G. LePore
Vice Chairman

Eric J. Ende, M.D., MBA
Director

Natasha Giordano
Director

James S. Scibetta
Director

Matthew A. Wikler, M.D., MBA FIDSA
Director

Jerome D. Jabbour
Director

MATINAS BIOPHARMA

MATINAS
BIOPHARMA



Corporate Presentation
September 2021